UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2012

JWC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54202	27-3092187
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification Number)
of incorporation)

Bay Colony Corporate Center – North Entrance
1000 Winter Street – Suite 4300	02451
Waltham, Massachusetts	(Zip code)
(Address of principal executive offices)

(617) 753-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On July 25, 2012, JWC Acquisition Corp. (the “Company”) issued a press release announcing that it has established a date for the special meeting of its stockholders to consider and vote on several proposals related to the prospective business combination (the “Business Combination”) with The Tile Shop, LLC (“The Tile Shop”), pursuant to which, through a series of transactions, the Company and The Tile Shop would be combined under a new holding company named Tile Shop Holdings, Inc. (“TS Holdings”). The special meeting of the Company’s stockholders will be held at on August 16, 2012, at 10:00 a.m. Eastern time, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York. The Company’s stockholders of record at the close of business on July 23, 2012 will be entitled to vote on the stockholder proposals. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, TS Holdings filed a Registration Statement on Form S-4 (File No. 333-182482) (the “Registration Statement”), which includes a preliminary proxy statement/prospectus, with the Securities and Exchange Commission (the “SEC”). This material is not a substitute for the definitive proxy statement/prospectus regarding the proposed Business Combination. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders when available. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination (when available), because they contain important information about The Tile Shop, TS Holdings, the Company and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to stockholders of the Company of record as of July 23, 2012. Stockholders may obtain copies of the Registration Statement, which includes the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus (when available), without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: JWC Acquisition Corp., Bay Colony Corporate Center - North Entrance, 1000 Winter Street - Suite 4300, Waltham, Massachusetts 02451, tel. (617) 753-1100, Attention: Jeffrey J. Teschke. If you have any questions about the Business Combination, you should contact the Company’s solicitor, which is assisting the Company in the solicitation of proxies, at:

Morrow & Co., LLC

470 West Avenue, Stamford, Connecticut 06902

Telephone: (800) 662-5200

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC, is also contained in the Registration Statement and will also be included in the definitive proxy statement/prospectus for the proposed Business Combination.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1                 Press Release, dated July 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 25, 2012

JWC Acquisition Corp.

By:	/s/ Jeffrey J. Teschke
Jeffrey J. Teschke
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 25, 2012